Exhibit 4.1
AWH REGISTERED SHARES REGISTERED SHARES INCORPORATED UNDER THE LAWS OF SWITZERLAND CUSIP H01531 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG THIS IS TO CERTIFY THAT is the registered holder of FULLY PAID AND NON-ASSESSABLE REGISTERED SHARES, PAR VALUE US $15.00 PER SHARE, OF Allied World Assurance Company Holdings, AG transferable on the records of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and Organizational Regulations of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the signatures of the Company’s duly authorized officers. Dated Countersigned and Registered: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, (New York, N.Y.) Transfer Agent and Registrar By Authorized Signature CORPORATE SECRETARY CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT—.Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.